AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

Supplement dated February 16, 2018 to the current variable life and annuities prospectuses

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. As applicable to your contract or policy, please note the following changes:

Sub-Adviser Name Change to the EQ/Global Bond PLUS Portfolio (“Portfolio”)

Effective January 31, 2018, First International Advisors, LLC, a Sub-Adviser to the Portfolio, has changed its name to Wells Fargo Asset Management (International), LLC. Accordingly, all references to First International Advisors, LLC in the Prospectus are replaced with Wells Fargo Asset Management (International), LLC.

AXA Equitable Funds Management Group, LLC will continue to be the Investment Manager of the Portfolios. Also, please see “The Portfolios of the Trusts” in your Prospectus for more information.

Copyright 2018 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

MONY Life Insurance Company of America

Administrative Office: 525 Washington Blvd.

Jersey City, NJ 07310

212-554-1234

IM-39-19 (2.18)
Global Life/Annuities – Inforce/New Biz	Catalog No. 158828 (2.18)
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